UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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BROADVIEW INSTITUTE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BROADVIEW INSTITUTE, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held
August 11, 2009
TO THE SHAREHOLDERS OF BROADVIEW INSTITUTE, INC.:
The 2009 Annual Meeting of Shareholders of Broadview Institute, Inc. will be held at Globe University, 8089 Globe Drive, Woodbury, Minnesota, 55125 on Tuesday, August 11, 2009 at 1:00 P.M., Central Daylight Saving Time, for the following purposes:
1.	To set the number of members of the Board of Directors at five (5).

2.	To elect directors of the Company for the ensuing year.

3.	To take action upon any other business that may properly come before the meeting or any adjournment thereof.
Only shareholders of record shown on the books of the Company at the close of business on July 1, 2009, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.
You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.
This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.
TERRY L. MYHRE
Chairman of the Board
JEFFREY D. MYHRE
Chief Executive Officer
Dated: July 15, 2009
Woodbury, Minnesota

BROADVIEW INSTITUTE, INC.

Proxy Statement
for
Annual Meeting of Shareholders
to be held August 11, 2009

INTRODUCTION
Your proxy is solicited by the Board of Directors of Broadview Institute, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on August 11, 2009, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.
We will bear the cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material. Our directors, officers, and regular employees may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.
Any shareholder submitting a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to our Secretary or other officer or by filing a new written proxy with one of our officers. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting.
Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by our Board of Directors (the “Board”) and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a “non-vote” proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.
The mailing address of the Company’s principal executive office is 8089 Globe Drive, Woodbury, Minnesota, 55125. We expect that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about July 16, 2009.
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 11, 2009
Our 2009 notice of meeting and proxy statement and our 2009 Annual Report to Shareholders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=04581.

OUTSTANDING SHARES AND VOTING RIGHTS
Our Board of Directors has fixed July 1, 2009 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on July 1, 2009, 8,108,252 shares of our Common Stock, par value $.01 per share, and 500,000 shares of our Series B Preferred Stock, par value $.01 per share, were issued and outstanding. Common Stock and Series B Preferred Stock are our only outstanding classes of stock. Each share of Common Stock and Series B Preferred Stock is entitled to one vote and holders of Common Stock and Series B Preferred Stock will vote together as a single class on the matters set forth in the Notice of Annual Meeting. Holders of the Common Stock and Series B Preferred Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock and Series B Preferred Stock constitutes a quorum for the transaction of business.
PRINCIPAL SHAREHOLDERS
The following table provides information concerning the only persons known to us to be the beneficial owners of more than five percent (5%) of our outstanding Common Stock as of July 1, 2009.

Name and Address	Amount and Nature of		Percent of
of Beneficial Owner	Shares Beneficially Owned(1)		Class(2)

Terry Myhre 4156 Brynwood Drive Naples, FL 34119	5,953,750	(3)	64.3%

Roger Kuhl 15028 64th Ave North Maple Grove, MN 55311	1,458,750		18.0%

(1)
Unless otherwise indicated, the person listed above as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder’s latest filing with us or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to us by the shareholder.

(2)
Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of July 1, 2009 or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.

(3)
Includes 650,000 shares which may be purchased upon exercise of a currently exercisable warrant and 500,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock. Mr. Myhre beneficially owns all of our outstanding Series B Preferred Stock.

MANAGEMENT SHAREHOLDINGS
The following table sets forth the number of shares of the our Common Stock beneficially owned as of July 1, 2009 by each of our executive officers of the Company named in the Summary Compensation Table, by each of our current directors and our director nominees, and by all of our current directors and executive officers (including the named individuals) as a group.

Name of Director or Officer or Identity of	Number of Shares
Group	Beneficially Owned(1)		Percent of Class(2)
Terry Myhre	5,953,750	(3)	64.3%
Roger Kuhl	1,458,750		18.0
Norman Winer	—		*
James Redpath	—		*
Jeffrey Myhre	20,000		*
Kenneth McCarthy	4,000		*
Robert Kramarczuk	—		*

Current Directors and Executive Officers as a Group (7 persons)	7,436,500	(3)	80.3%

*	Less than 1%

(1)	Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2)
Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of July 1, 2009, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.

(3)
Includes 650,000 shares that may be purchased upon exercise of a currently exercisable warrant and 500,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock. Mr. Myhre beneficially owns all of our outstanding Series B Preferred Stock.

CORPORATE GOVERNANCE
Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that we follow are summarized below.
Independence
The Board has determined that as of the date of this Proxy, a majority of its members are “independent directors” as defined by the rules of the Nasdaq Stock Market (“NASDAQ”). Our independent directors are Robert Kramarczuk, James Redpath and Norman Winer.
Code of Ethics
The Company has adopted a Code of Ethics, which applies to the business conduct of directors, officers, and employees. Our Code was filed as an exhibit to our annual report on Form 10-K for fiscal year ended March 31, 2009. If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver from a provision of the Code for our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K.
Board and Committee Meetings
During fiscal year 2009 the Board held five (5) meetings. Each director attended at least 75% of the meetings of the Board and the committees on which such director served.
Director Attendance Policy
Directors’ attendance at our annual meetings of shareholders can provide our shareholders with an opportunity to communicate with directors about issues affecting Broadview Institute, Inc. Accordingly, all directors are expected and encouraged to attend annual meetings of shareholders. All of our directors attended the last annual meeting of shareholders, which was held in August 2008.

Committees of the Board
Our Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The members of the Audit Committee are James Redpath, Chairman; Robert Kramarczuk and Norman Winer. The members of the Compensation Committee are Terry Myhre and Robert Kramarczuk.
Audit Committee Independence and Financial Expert Status
Members of the Audit Committee of Broadview Institute, Inc. are considered “independent directors” under NASDAQ rules. The Audit Committee reviews, in consultation with the independent auditors, our financial statements, accounting and other policies, accounting systems and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is responsible for the engagement of our independent auditors and reviews other matters relating to our relationship with our independent auditors. The Board has determined that James Redpath is the “audit committee financial expert” as defined by Item 401(e)(2) of Regulation S-B under the Securities Act of 1933. We acknowledge that the designation of Mr. Redpath as the audit committee financial expert does not impose on Mr. Redpath any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Redpath as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. The Audit Committee’s Report is included on page 10. The Audit Committee met four (4) times during fiscal 2009.
Compensation Committee
The Compensation Committee recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our plans. The Compensation Committee met one (1) time during fiscal year 2009.
Nominating Procedures and Policy
Broadview Institute, Inc. does not have a formal nominating committee. Our Board of Directors is relatively small in number and the majority of the directors are “independent directors” as defined under NASDAQ rules. Accordingly, the Board does not see the need for a formal separate nominating committee at this time and the entire Board of Directors participates in the consideration of director nominees. The Board does not have a nominating committee charter. The Board’s nominating policy provides for the consideration of candidates recommended by shareholders, directors, third parties, search firms and others. In evaluating director nominees, the Board considers the following factors and qualifications:
•	the appropriate size and the diversity of our Board of Directors;

•	the needs of the Board with respect to the particular talents and experience of its directors;

•
the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic business matters;

•	age and legal and regulatory requirements;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members;

•	experience in our industry;

•	experience as a board member of another publicly held company; and

•	academic expertise in an area of our operations.

The Board of Directors will consider the attributes of candidates nominated and the needs of the Board, and will review all candidates in the same manner. Shareholders who wish to recommend one or more persons for election as a director must provide written recommendation to the Company’s principal offices at 8089 Globe Drive, Woodbury, MN, 55125, directed to the attention of the Corporate Secretary. The Corporate Secretary will forward the recommendations to the full Board for consideration.
Any recommendations so submitted by a shareholder must include the name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee recommended by the shareholder, the shareholder should include the nominee’s name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and other board memberships, if any. The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. We may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and to consider such person for election.
The Board of Directors believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 25 years of age, having familiarity with our business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three boards of other public companies. The Board of Directors may, however, modify these minimum qualifications from time to time.
Procedures for Shareholder Communications to Directors
Shareholders may communicate directly with the Company’s Board of Directors. All communications should be in writing and should be directed to the Corporate Secretary at the Company’s principal offices: 8089 Globe Drive, Woodbury, MN, 55125. Each communication should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for one or more specific directors. If no individual director is specified, the communication will be forwarded to the entire Board.
Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to our CFO at the address below. For each proposal, the notice must include a brief description of the matter to be brought before the meeting, the reasons to bring the matter before the meeting and the shareholder’s name, address, the number of shares such shareholder owns and any material interest the shareholder may have in the proposal. The CFO will forward the proposals and recommendations to the Board of Directors.
Kenneth J. McCarthy, CFO
Broadview Institute, Inc.
8089 Globe Drive
Woodbury, MN 55125
Directors Fees
Each director who is not one of our employees is entitled to receive $200 for each Board of Directors or Committee meeting attended, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he serves as a director. The Audit Committee Chair receives additional compensation of $1,800 per quarter. Total payments of $22,800 were made to directors during fiscal year 2009.

Director Compensation Table
The following table sets forth certain information regarding compensation paid to and earned by the non-employee directors who served on the Company’s Board of Directors during fiscal year 2009.

					Change in
					Pension Value
					and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash(1)	Awards	Awards(2)	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Laurence S. Zipkin(3)	$1,200	$50,500	—	—	—	—	$51,700
James S. Redpath	$12,000	—	—	—	—	—	$12,000
Roger Kuhl(4)	—	—	—	—	—	—	—
Robert A. Kramarczuk	$4,800	—	—	—	—	—	$4,800
Norman H. Winer	$4,800	—	—	—	—	—	$4,800

(1)
All directors received the amount of cash compensation to which they were entitled pursuant to Board of Director approval previously provided, as described in the paragraphs directly preceding this Director Compensation Table in the section entitled “Directors Fees.”

(2)
Represents the amounts expensed for financial statement reporting purposes for the fiscal year ended March 31, 2009, in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (SFAS No. 123(R)), for outstanding option awards to directors and thus may include amounts from awards granted in and prior to 2009.

(3)
Laurence S. Zipkin was a non-employee director until his appointment to the position of Chief Operating Officer of Broadview Institute, Inc. on June 13, 2007 and was appointed Chief Executive Officer on February 4, 2008. On December 29, 2008, the Company accelerated the vesting of 50,000 restricted shares held by Mr. Zipkin resulting in stock-based compensation of $50,500 being recognized for the year ended March 31, 2009 and repurchased 100,000 shares of common stock from Mr. Zipkin at a price of $1.00 per share. Mr. Zipkin resigned as a director and an officer on December 29, 2008, resulting in the remaining restricted shares being forfeited. The Company recorded a $126,650 deferred tax benefit from the forfeiture as an increase to stockholder’s equity.

(4)	On December 29, 2008 the Board of Directors elected Roger Kuhl to serve on the Company’s Board of Directors.
ELECTION OF DIRECTORS
(Proposals #1 and #2)
General Information
Our Bylaws provide that the number of directors shall not be less than the minimum required by law and that, in accordance with such requirement, the number of directors to be elected for the ensuing year shall be determined by the shareholders at each Annual Meeting. Also as permitted by the Bylaws, the Board elected Roger Kuhl as a director on December 29, 2008. The Board of Directors recommends that the number of directors be set at five (5). Under applicable Minnesota law, approval of (i) the proposal to set the number of directors at five requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters, but not less than the affirmative vote of 2,152,063 of the outstanding Common Stock and Series B Preferred Stock, voting together as a class; (ii) the election of each nominee requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.
The following table provides certain information with respect to the nominees for director and the Company’s executive officers.

		Current
		Position(s)		Director
Name	Age	With Company	Principal Occupation(s) During Past Five Years	Since

Terry L. Myhre	64	Chairman, director and nominee	Chairman of the Board since January 2004; Chief Executive Officer of the Company from January 2004 until February 2008; President and owner of Minnesota School of Business since 1988; President and co-owner of Globe University since 1972; and President and CEO of Utah Career College since 1998 and co-owner of Utah Career College from 1998 to its acquisition by the Company on July 1, 2005.	2003

James S. Redpath	52	Director and nominee	Partner since 1982 of HLB Tautges Redpath LTD CPAs and Consultants.	2008

Robert A. Kramarczuk	69	Director and nominee	Director of the Master of Arts in Management and MBA programs of Hamline University in St. Paul, Minnesota since May 2007; Director MBA program of Augsburg College from 2004 to May 2007; Associate Dean of College of Management, Metropolitan State University from 1997 to 2001; Chairman and CEO of Classic Holdings, Inc., a hospitality, real estate, investment and construction company, 1995 to present.	2004

Roger C. Kuhl	63	Director and nominee	Director of Marketing at Minnesota School of Business and Globe University.	2008

Norman H. Winer	72	Director and nominee	CEO of National Benefits Group, Inc. (NBG) since 2002. Consultant, Marsh & McLennan from 2000 to 2002; Chief Executive Officer of the original NBG from 1976 to 2000.	2007

Certain Relationships and Related Transactions
The Company participates in Title IV Student Financial Aid programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). The Company must comply with the regulations promulgated under the HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements.
Part of the revenue reported by our wholly-owned subsidiary, C Square Educational Enterprises, Inc. (d/b/a Utah Career College and hereafter referred to as “UCC”) was paid by students from funds received from Myhre Investments, LLC, an entity owned by Mr. Myhre. Myhre Investments, LLC had $937,201 and $774,575 in loans outstanding to UCC students at March 31, 2009 and 2008.
UCC utilizes executive, administrative, accounting and consulting services provided by Globe University and the Minnesota School of Business (GU/MSB), companies owned by Mr. Myhre. Some of the services provided by GU/MSB under this arrangement include chief financial and chief executive officer services, information technology support, finance and accounting services, human resources support, student financial aid consulting and curriculum consulting.
In March 2007, UCC entered into a lease agreement with Myhre Holdings-Utah, LLC, an entity wholly owned by Myhre Holdings, Inc., which is owned by the heirs of Mr. Myhre. Under the agreement the Company leases a 31,200 square foot building located at 869 West Hill Field Road in Layton, Utah for our Layton campus. The lease is for an initial period of ten years with two additional five year renewal options. The agreement is a “triple net” lease with a monthly base rent of $32,500 and an initial security deposit of $32,500. Broadview Institute, Inc. guaranteed the UCC lease. Rent expense for the Layton campus was $390,000 for each of the years ended March 31, 2009 and 2008.
In June 2008, the Company entered into a Service Level Agreement (the Agreement) with GU/MSB, pursuant to which the services described above are provided. Under the Agreement, the Company’s payments to GU/MSB for these services increased from $25,000 to $50,000 per month beginning July 1, 2008 (the Effective Date). The term of the Agreement is for one year from the Effective Date. The Agreement shall automatically renew for one year periods and may be terminated by either party with 30 days notice. Management believes the monthly charges under the Agreement are competitive with, or less than, what the Company would have to pay to provide these services or to obtain them from another third party. In 2009 and 2008, expenses for services under the Agreement were $525,000 and $300,000.
In August 2008, UCC entered into a lease agreement with Myhre Holdings-Orem, LLC, an entity wholly-owned by Myhre Holdings, Inc. Under the agreement, the Company leases a 31,200 square foot building located in Orem, Utah for the operation of the Orem campus. The lease is for an initial period of 10 years with two additional five-year renewal options. The agreement is a “triple net” lease with monthly base rent of $48,100 and an initial security deposit of $48,100. Broadview Institute, Inc. guaranteed the UCC lease. Rent expense for the Orem facility was $384,800 for the year ended March 31, 2009.
The Company has a $300,000 line of credit from a bank which is guaranteed by Mr. Myhre. Borrowings under the line of credit are at the bank’s prime rate and collateralized by all of the Company’s assets. The line of credit expires August 2009 and requires the Company to comply with certain covenants, and contains certain restrictions that prohibit Mr. Myhre from personally borrowing funds under this facility. There were no borrowings under the line of credit during the year ended March 31, 2009.
Through the Company’s Media Production segment, the Company maintained a strategic relationship with MSB until March 31, 2008 to offer digital video courses. The Company provided equipment, facilities and technicians for technical support to allow MSB to offer digital, video-based courses. The terms of the relationship included a quarterly charge per student. In addition, the Company produced promotional and training videos for MSB. Revenues were billed at rates consistent with similar independent customers. Revenue in 2008 from MSB was approximately $295,000. These revenues are presented in results of discontinued operations in the consolidated financial statements for the year ended March 31, 2008. The Company had $36,950 of accounts receivable from MSB related to these services at March 31, 2008. The Company also had accounts payable to MSB of $12,415 at March 31, 2009.

AUDIT COMMITTEE REPORT
The Board of Directors maintains an Audit Committee comprised of three of our outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the NASD rule that governs audit committee composition.
In accordance with its written charter (available on our Company website, www.broadviewinstitute.com) adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:
(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)
reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included our Annual Report on Form 10-K for the fiscal year ended March 31, 2009, as filed with the Securities and Exchange Commission.
James Redpath, Chairman
Robert Kramarczuk
Norman Winer

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information regarding compensation for our last fiscal year paid to Broadview Institute’s named executive officers. Our named executive officers are determined in accordance with the rules of the Securities Exchange Commission. For fiscal 2009, our named executive officers included Terry L. Myhre, Chairman of our Board of Directors and former Chief Executive Officer; Jeffrey D. Myhre, Chief Executive Officer since December 2008 and former Chief Operating Officer; Kenneth J. McCarthy, Chief Financial Officer since February 2008; and Laurence S. Zipkin, former Chief Executive Officer.

Change in Pension
Value and
Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards(2)	Awards	Compensation	Earnings	Compensation	Total
Position (1)	Year	($)	($)	($)	($)	($)	($)	($)	($)
Laurence Zipkin(3)	2009	$—	$—	$50,500	$—	$—	$—	$1,200	$51,700
Chief Executive Officer

(1)
Mr. Zipkin was the only named executive officer who received compensation paid by the Company during fiscal year 2009. Other named executive officers currently do not receive compensation paid by the Company for their services. The services of these other named executive officers are included in the executive, administrative, accounting and consulting services that GU/MSB provides according to the terms of the Service Level Agreement between the Company and GU/MSB. See “Election of Directors — Certain Relationships and Related Transactions” for further detail.

(2)
Amount represents stock compensation expense recognized by the Company during the year ended March 31, 2009. See additional information related to this compensation in the section ”Outstanding Equity Awards at 2009 Fiscal Year End” below as well as Note 7 in the footnotes to the Company’s financial statements presented in its Form 10-K for the fiscal year ended March 31, 2009.

(3)
Mr. Zipkin became our CEO on February 4, 2008. All Other Compensation includes payments for attendance at Board meetings. On December 29, 2008, the Company accelerated the vesting of 50,000 restricted shares held by Mr. Zipkin resulting in stock-based compensation of $50,500 being recognized for the year ended March 31, 2009 and repurchased 100,000 shares of common stock from Mr. Zipkin at a price of $1.00 per share. Mr. Zipkin resigned on December 29, 2008, resulting in the remaining restricted shares being forfeited. The Company recorded a $126,650 deferred tax benefit from the forfeiture as an increase to stockholder’s equity.

Outstanding Equity Awards at 2009 Fiscal Year End : None.
Restricted Stock/Option/Stock Appreciation Rights (SAR) Grants During the 2009 Fiscal Year: None.
Option/Stock Appreciation Right (SAR) Exercises During the 2009 Fiscal Year And Fiscal Year-End Option/SAR Values
No options or stock appreciation rights were exercised during the 2009 fiscal year by the officer(s) named in the Summary Compensation Table, and no such officer(s) held any options as of the end of the 2009 fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and persons who own more than 10 percent of our Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders (“Insiders”) are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To our knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 2009, all Section 16(a) filing requirements applicable to insiders were complied with.
INDEPENDENT AUDITORS
Lurie Besikof Lapidus & Company, LLP (“LBLCO”) acted as our independent auditors for the fiscal years ended March 31, 2009 and 2008. A representative of LBLCO is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
Independent Auditor’s Fees The following table presents fees for professional services rendered by LBLCO for the years ended March 31, 2009 and 2008. We first engaged LBLCO to perform the March 31, 2002 audit.

	2008	2009
Audit Fees	$57,000	$54,000
Audit-Related Fees	$2,900	$2,000
Tax Fees	$—	$—
All Other Fees	$—	$—
Our Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining LBLCO’s independence and has determined that such services have not adversely affected LBLCO’s independence.
Audit fees are for professional services rendered and expenses incurred for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit-related fees are for professional fees rendered in connection with accounting research and document review related to the acquisition of UCC and for certain SEC matters.
Pre-Approval Policies and Procedures
Pursuant to its written charter, the Audit Committee is required to pre-approve all audit and non-audit services performed by our independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. A pre-approval policy was approved by the Audit Committee on May 17, 2004. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to James Redpath, Chairman of the Audit Committee, who will then report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
OTHER BUSINESS
The Board of Directors knows of no other matters to be presented at the 2009 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS
Any appropriate proposal submitted by one of our shareholders and intended to be presented at next year’s 2010 Annual Meeting must be received by the Company by March 17, 2010, to be includable in our proxy statement and related proxy for the 2010 Annual Meeting.
Also, if a shareholder proposal intended to be presented at the 2010 Annual Meeting but not included in our proxy statement and proxy is received by the Company after May 31, 2010, then management named in our proxy form for the 2010 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in our proxy materials.
ANNUAL REPORT
A copy of our Annual Report to Shareholders for the fiscal year ended March 31, 2009, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.
WE WILL FURNISH WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2009 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO OUR CHIEF FINANCIAL OFFICER, BROADVIEW INSTITUTE, INC., 8089 GLOBE DRIVE, WOODBURY, MN 55125
Dated: July 15, 2009
Woodbury, Minnesota

ANNUAL MEETING OF STOCKHOLDERS OF
BROADVIEW INSTITUTE, INC.
August 11, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=04581
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

■	20530000000000000000 7	081109

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
2.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	o o	Robert Kramarczuk James Redpath
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o o o	Terry Myhre Norm Winer Roger Kuhl
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
1.	Set the number of directors at five (5)	☐	☐	☐

Other matters: In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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ANNUAL MEETING OF SHAREHOLDERS OF
BROADVIEW INSTITUTE, INC.
TO BE HELD AUGUST 11, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Terry L. Myhre and Kenneth J. McCarthy, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock and/or Preferred Stock of Broadview Institute, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Tuesday, August 11, 2009 at 1:00 pm Central Daylight Saving Time, at Globe University, 8089 Globe Drive, Woodbury, Minnesota and at all postponements and adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.
(Continued and to be signed on the reverse side)

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